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                                                                   EXHIBIT 10.72


        FIRST AMENDMENT TO EMPLOYMENT AGREEMENT DATED DECEMBER 8, 2000
                                    BETWEEN
                     AFC ENTERPRISES, INC. (THE "COMPANY")
                                      AND
                        HALA G. MODDELMOG ("EMPLOYEE")


     WHEREAS, the Company and Employee entered into an Employment Agreement dated as of December 8, 2000, (the "Employment Agreement") governing the terms and conditions of Employee's employment with the Company; and

     WHEREAS, the Company and Employee desire to amend certain provisions of the Employment Agreement;

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

     1. Section 1 of the Employment Agreement is hereby modified to add the following paragraph at the end of Section 1:

          For purposes of this Section 1 only, the first "year" of the Term shall be deemed to begin as of the date hereof and end on December 31, 2001, and each one (1) year period thereafter shall coincide with the calendar year.

     2. Section 3 of the Employment Agreement is hereby deleted in its entirety and the following new Section 3 is inserted in lieu thereof:

          3.   Base Salary.
               ------------

          Beginning on January 1, 2001 and continuing during the term hereof, the Company shall pay Employee, in equal installments no less frequently than monthly, a base salary at the rate of no less than Three Hundred Forty Thousand and No/100 Dollars (U.S. $340,000.00) per annum (the "Base Salary"). The Employee's Base Salary shall be reviewed by the Chief Executive Officer or the Board of Directors of the Company on an annual basis.

     3. Section 4.02 of the Employment Agreement is hereby deleted in its entirety and the following new Section 4.02 is inserted in lieu thereof:

          4.02  Target Incentive Pay.  The target Incentive Pay ("Target
                --------------------
          Incentive Pay") for Employee for the fiscal year of the Company ending in 2001 shall be as follows: Two Hundred Fifty-five Thousand and No/100 Dollars (U.S. $255,000.00); provided, however, that the Target Incentive Pay with respect to any fiscal year is subject to, and may be modified by, the Annual Incentive Plan approved by the Board of Directors pursuant to Section 4.01 above and this Section 4.02 shall be read accordingly. After 2001, the
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          Target Incentive Pay for Employee will be set by the Chief Executive
          Officer or the Board of Directors of the Company for each fiscal year and will be included in the Annual Incentive Plan for such year.

     4. Section 6.02 of the Employment Agreement is hereby modified to delete the first paragraph of Section 6.02 and the following paragraph is inserted in lieu thereof:

          Subject to Section 6.07 below, in the event of the death of Employee during the term of his/her employment with the Company and after the Company first obtains the Life Insurance Policy described herein, the Employee's named beneficiary shall be entitled to receive an amount equal to five (5) times Employee's Base Salary as of the date hereof (the "Death Benefit") payable solely from, and to the extent of, the death benefit proceeds payable under such Life Insurance Policy.

     5. Section 11.03 of the Employment Agreement is hereby deleted in its entirety and the following new Section 11.03 is inserted in lieu thereof:

          11.03  Survival.  The provisions of this paragraph 11 shall survive
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          the termination of this Agreement for a period of four (4) years, unless Employee is terminated for Cause, in which event the provisions of this Section 11 shall not survive termination of this Agreement.

     6. The Employment Agreement, as amended hereby, is hereby reaffirmed and restated herein by the undersigned, and said Employment Agreement is hereby incorporated herein by reference as fully as if set forth in its entirety in this First Amendment.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed and Employee has hereunto set his hand this 8th day of February, 2001, effective as of January 1, 2001.

                         COMPANY:

                         AFC ENTERPRISES, INC.

                         By: /s/ Dick R. Holbrook
                             ----------------------------------------
                             Dick R. Holbrook, President

                         EMPLOYEE:

                         /s/ Hala  G. Moddelmog                      (SEAL)
                         --------------------------------------------
                         Hala G. Moddelmog

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